UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 16, 2026
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

DELEK US HOLDINGS, INC.			DELEK LOGISTICS PARTNERS, LP

Delaware	001-38142	35-2581557	Delaware	001-35721	45-5379027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)	(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Seven Springs Way, Suite 500			Brentwood	Tennessee	37027
(Address of Principal Executive)					(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DK	New York Stock Exchange
Common Units Representing Limited Partner Interests	DKL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2026, the Board of Directors of Delek US Holdings, Inc. (the “Company”) approved a leadership transition for the Company’s refining operations. Effective April 20, 2026, the Company appointed Amber Russell as Executive Vice President, Refining. Also effective April 20, 2026, Joseph Israel departed from his position as Executive Vice President, Refining and Renewables, and from his position as an executive officer of Delek Logistics Partners, LP.

Ms. Russell brings nearly three decades of energy industry experience to the role, having most recently served as Senior Vice President for bp Solutions. She previously served as Senior Vice President of Refining, Terminals, and Pipelines at bp for more than five years. Earlier in her career, Ms. Russell held leadership positions at ExxonMobil.

In connection with Mr. Israel’s departure, the Company entered into a separation agreement with Mr. Israel, pursuant to which Mr. Israel will receive the separation benefits to which he is entitled under Section 10(c) of his Executive Employment Agreement dated March 27, 2023, as amended November 6, 2024, which has been previously disclosed. The Company also agreed to pay the cost of group medical continuation coverage under COBRA for eighteen months following the separation date. The separation agreement contains customary general release of claims and non-disparagement provisions.

Item 7.01 Regulation FD Disclosure.

On April 20, 2026, the Company issued a press release regarding the leadership transition, a copy of which is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Delek US Holdings, Inc. issued on April 20, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2026	DELEK US HOLDINGS, INC.

/s/ Mark Hobbs
Name: Mark Hobbs
Title: Executive Vice President and Chief Financial Officer

Dated: April 20, 2026	DELEK LOGISTICS PARTNERS, LP
By: Delek Logistics GP, LLC
its general partner

/s/ Robert Wright
Name: Robert Wright
Title: Executive Vice President and Chief Financial Officer